Exhibit 32.1

              Earth Products and Technologies, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Earth Products and Technologies, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   March 25, 2005
                                        /s/ John W. Peters
                                        ____________________________________
                                        John W. Peters
                                        Principal Executive Officer
                                        Principal Financial Officer